U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 1, 2020

Concierge Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada 000-29913 90-1133909 (state of incorporation) (Commission File Number) (IRS Employer I.D. Number) 1202 Puerta Del Sol San Clemente, CA 92673 Tel. (949) 429-5370 Fax. (888) 312-0124

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class of Security	Trading Symbol	Name of Exchange on Which Registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 1, 2020, Concierge Technologies, Inc., a Nevada Corporation (“Concierge”), through its wholly owned subsidiary, Gourmet Foods Limited, a New Zealand corporation (“Gourmet Foods”), completed the closing of that certain Agreement for Sale and Purchase of Shares and Current Account (as amended, the “Agreement”) entered into on March 10, 2020, and amended on March 23, 2020, with Graham Eric Eagle, Linda Janice Eagle, and Stephen Peter Lunn as Trustees of the GE and LJ Eagle Family Trust (the “Sellers”) to purchase all rights, title and interest in the printing business carried on by the Sellers known as Printstock Products Limited (“Printstock”) in exchange for a cash purchase price of NZ$1,900,000 (approximately US$1,200,000) (the “Purchase Price”). Refer to the Company’s previous current reports on Form 8-K filed on March 16, 2020 and March 23, 2020 for detailed information on the transaction.

To insure the performance of Gourmet Food’s financial responsibilities under the terms of the Agreement, Concierge agreed to make a loan to Gourmet Foods ofNZ$1,110,000 (approximately US$700,000) at 0% interest with no maturity date to be used for the Purchase Price.

All defined terms not otherwise defined herein shall have the meaning as set forth in the Agreement. The conditions to the Closing as described in Section 8 of the Agreement have been fully satisfied. As such, the transaction closed on July 1, 2020 (the “Closing Date”) following all parties’ compliance with the closing conditions set forth in the Agreement. As a result of the transaction closing, Gourmet Foods became the sole shareholder of Printstock.

The foregoing description of the Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 16, 2020, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in response to Item 2.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01	Other Events

On July 6, 2020, the Company issued a press release announcing the closing of the Agreement. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.      Description

10.1

Form of Agreement for Sale and Purchase of Shares and Current Account Graham Eric Eagle, Linda Janice Eagle, and Stephen Peter Lunn as Trustees of the GE and LJ Eagle Family Trust as to 266,850 shares, and Graham Eric Eagle of Napier, Company Director, as to 29,650 shares. (1)

99.1	Press Release of Concierge Technologies, Inc., dated July 6, 2020. (2)

(1) Previously filed as exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on March 16, 2020 and incorporated herein by this reference.

(2) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2020

CONCIERGE TECHNOLOGIES, INC.

By: /s/ Nicholas Gerber

      Nicholas Gerber

      Chief Executive Officer